                                    AGREEMENT


BETWEEN:  ATHENA MEDICAL CORPORATION, a Nevada corporation ("AFEM");

AND: BEIJING KANG MEI BIOLOGICAL PRODUCTS, LTD., a corporation organized and existing under the laws of the People's Republic of China, as an equity joint venture comprised of Cort MacKenzie & Thomas, Inc., and Beijing Fang-Hai Science and Technology Centre ("Kang Mei").

DATED:    Effective November 1, 1995.



AGREEMENT:

     The parties agree as follows:

     1. Kang Mei may, on and after the date of this Agreement, place orders for the purchase of products from AFEM for sale in the territory of the People's Republic of China (the "Territory"). All such orders shall be subject to acceptance by AFEM in its sole discretion, and if accepted will be payable by irrevocable confirmed letter of credit and on such other terms and conditions as the parties may mutually agree in writing. Nothing in this Section 1 shall be construed to prevent AFEM from entering into sales or distribution arrangements with other third parties, including exclusive arrangements with respect to certain products and/or markets within the Territory.

     2. Kang Mei has not made and will not make, in the marketing of AFEM's products or in performance of this Agreement, any payments, loans or gifts or promises or offers of payments, loans or gifts of any money or anything of value, directly or indirectly: (a) to or for the use or benefit of any official or employee of any government or an agency or instrumentality of any such government; (b) to any political party or official or candidate thereof; or (c) to any other person, if Kang Mei knows or has reason to know that any part of such payment, loan or gift will be directly or indirectly given or paid to any such governmental official or employee or political party or candidate or official thereof; or (d) to any other person, the payment of which would violate the laws of any country in which this Agreement is to be performed or the country or countries of such receiving person.

     3. Each party shall cooperate with the other to provide information as may be required or requested by government regulatory agencies, ministries, or independent auditors, with respect to matters arising out of or in relation to this Agreement.

     4. This Agreement is executed by authorized representatives of Kang Mei and AFEM. Both parties represent that their performance of their respective obligations under this Agreement shall be in accordance with all applicable laws of any jurisdiction in which performance pursuant to this Agreement occurs.

     5. Each party represents that it has not previously assigned, encumbered or otherwise transferred any right, liability or interest it has under this Agreement or any prior agreement to any other party.


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     6.   Any notice, advice or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when personally delivered to a party or 24 hours after deposit in the United States Mail, first class postage prepaid by certified or registered mail, return receipt requested, or 24 hours after delivery to a recognized national overnight carrier, with overnight shipping charges paid, and addressed to such party as follows:

     If to AFEM:              Athena Medical Corporation
                              Attn: William H. Fleming, President
                              10180 SW Nimbus Avenue, Suite J-5
                              Portland, OR  97223  USA

     If to Kang Mei:          Beijing Kang Mei Biological Products, Ltd.
                              Attn:  Thomas Stewart, Chairman
                              c/o 5335 Southwest Meadows Road
                              Suite 270
                              Lake Oswego, OR  97035  USA

or such other address as a party may specify by a notice in writing, given in the same manner.

     7. THIS AGREEMENT CONTAINS THE FINAL AND EXCLUSIVE AGREEMENT AND UNDERSTANDING OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER OF IT, AND SUPERSEDES ALL PRIOR UNDERSTANDINGS, LETTERS AND AGREEMENTS, ORAL OR WRITTEN. EXCEPT AS SET FORTH IN THIS AGREEMENT, THERE ARE NO PROMISES, REPRESENTATIONS, AGREEMENTS OR UNDERSTANDINGS, ORAL OR WRITTEN, AMONG THE PARTIES RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. This Agreement may not be modified except by a writing signed by the party affected.

     EXECUTED by the duly authorized representatives of each party, to be effective as set forth above.

                                   Athena Medical Corporation



                                   By  /s/  William H. Fleming
                                      -------------------------------------
                                      William H. Fleming, President


                                   Beijing Kang Mei Biological Products, Ltd.



                                   By  /s/  Thomas C. Stewart
                                      -------------------------------------
                                       Thomas C. Stewart, Chairman and
                                       Legal Representative


Page 2 - AGREEMENT (AFEM/Kang Mei)